UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2013

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 9, 2013, Duke Energy Corporation (the “Company”) entered into an underwriting agreement, dated as of January 9, 2013 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500 million aggregate principal amount of the Company’s 5.125% Junior Subordinated Debentures due 2073 (the “Securities”).  The Securities will be issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Eighth Supplemental Indenture, dated as of January 14, 2013 (the “Eighth Supplemental Indenture”), between the Company and the Trustee, relating to the Securities.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Eighth Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K and a legal opinion regarding certain tax matters as Exhibit 8.1 to this Form 8-K for the purpose of incorporating such opinions into the Company’s Registration Statement No. 333-169633.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

Exhibit 4.1

Eighth Supplemental Indenture, dated as of January 14, 2013, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A of the Company filed on January 14, 2013)

Exhibit 5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

Exhibit 8.1	Opinion of Robinson, Bradshaw & Hinson, P.A. regarding certain tax matters

Exhibit 23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

Exhibit 23.2	Consent of Robinson, Bradshaw & Hinson, P.A. (included as part of Exhibit 8.1)

Exhibit 99.1

Underwriting Agreement, dated as of January 9, 2013 (the “Underwriting Agreement”), between the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: January 14, 2013

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1

Eighth Supplemental Indenture, dated as of January 14, 2013, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A of the Company filed on January 14, 2013)

Exhibit 5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

Exhibit 8.1	Opinion of Robinson, Bradshaw & Hinson, P.A. regarding certain tax matters

Exhibit 23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

Exhibit 23.2	Consent of Robinson, Bradshaw & Hinson, P.A. (included as part of Exhibit 8.1)

Exhibit 99.1

Underwriting Agreement, dated as of January 9, 2013 (the “Underwriting Agreement”), between the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein